UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) August 3, 2023
Quotient Technology Inc.
(Exact name of Registrant as specified in its charter)
Delaware	001-36331	77-0485123
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1260 East Stringham Avenue, Suite 600 Salt Lake City, Utah 84106
(Address of principal executive offices)
(650) 605-4600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	QUOT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.     Submission of Matters to a Vote of Security Holders.
 On August 3, 2023, Quotient Technology Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on June 23, 2023, the record date for the Annual Meeting, 98,666,903 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 84,359,955, or approximately 85% of the outstanding common shares entitled to vote, were represented in person or by proxy and, therefore, a quorum was present with respect to considering and acting upon the following four (4) proposals:
1.To elect six directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal;

2.To approve the 2023 Equity Incentive Plan;

3.To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Company's proxy statement in accordance with Securities and Exchange Commission (“SEC”) rules;
4.To ratify the selection by the Audit Committee of the Company's Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023.
For more information about the foregoing proposals, see the Company’s definitive proxy statement filed with the Securities and Exchange June 30, 2023.

The results of the voting at the Annual Meeting are as follows:
1. Election of six Directors

Nominee	Votes For	Votes Withheld	Broker Non-votes
Tracey Figurelli	59,126,939	7,634,892	17,598,124
Matthew Krepsik	55,036,061	11,725,770	17,598,124
Robert McDonald	43,892,807	22,869,024	17,598,124
Joseph Reece	58,544,538	8,217,293	17,598,124
Kate Vanek	59,126,939	7,634,892	17,598,124
Michael Wargotz	59,108,088	7,653,743	17,598,124
Each director nominee was duly elected to serve until the Company's 2024 annual meeting of stockholders and until his successor is duly elected and qualified, subject to earlier resignation or removal.
2. Approval of the 2023 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-votes
33,275,817	33,481,015	4,999	17,598,124
Stockholders did not approve the 2023 Equity Incentive Plan.
3. Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-votes
43,536,807	23,198,353	26,671	17,598,124
Stockholders approved, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Company's proxy statement in accordance with SEC rules.

4. Ratification of Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-votes
76,428,706	7,924,303	6,946	0
The stockholders ratified the selection by the Audit Committee of the Company's Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Quotient Technology Inc.
By: /s/ Connie Chen
Connie Chen
General Counsel, Compliance Officer and Secretary
Date: August 8, 2023